EXHIBIT 10.44

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                           FIRST AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                         MOTIENT SATELLITE VENTURES LLC

                                  June 29, 2000

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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I DEFINED TERMS........................................................1

     Section 1.1      Definitions..............................................1
     Section 1.2      Headings.................................................8
     Section 1.3      Interpretation...........................................8

ARTICLE II CONTINUATION AND TERM...............................................8

     Section 2.1      Continuation.............................................8
     Section 2.2      Name.....................................................9
     Section 2.3      Term.....................................................9
     Section 2.4      Registered Agent and Office..............................9
     Section 2.5      Principal Place of Business..............................9
     Section 2.6      Qualification in Other Jurisdictions.....................9
     Section 2.7      Agreement................................................9

ARTICLE III PURPOSE AND POWERS OF THE COMPANY.................................10

     Section 3.1      Purpose.................................................10
     Section 3.2      Powers of the Company...................................10
     Section 3.3      Limitations on Company Powers...........................10

ARTICLE IV CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS.........................10

     Section 4.1      Capital Contributions...................................10
     Section 4.2      Status of Capital Contributions.........................11
     Section 4.3      Membership Interest.....................................11
     Section 4.4      Capital Accounts........................................11

ARTICLE V MEMBERS.............................................................12

     Section 5.1      Powers of Members.......................................12
     Section 5.2      Consent of Members......................................12
     Section 5.3      Actions of the Members..................................14
     Section 5.4      Partition...............................................14
     Section 5.5      Resignation.............................................14

ARTICLE VI MANAGEMENT 15

     Section 6.1      The Board of Directors..................................15
     Section 6.2      Officers................................................20

ARTICLE VII ALLOCATIONS.......................................................22

     Section 7.1      Profits and Losses......................................22
     Section 7.2      Special Allocations.....................................23
     Section 7.3      Allocation Rules........................................25


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     Section 7.4      Section 704(c) of the Code..............................25
     Section 7.5      Uncertainties in Allocations and Distributions..........26

ARTICLE VIII DISTRIBUTIONS....................................................26

     Section 8.1      Distributions...........................................26
     Section 8.2      Distributions to Pay Taxes..............................26
     Section 8.3      Dissolution.............................................26
     Section 8.4      Withholding Taxes.......................................27
     Section 8.5      Limitations on Distribution.............................27
     Section 8.6      Capital Proceeds........................................27

ARTICLE IX ADDITIONAL ISSUANCES, TRANSFERS, ADMISSION
     OF MEMBERS AND CONVERSION................................................28

     Section 9.1      Additional Issuances of Interests.......................28
     Section 9.2      Transfers...............................................29
     Section 9.3      Admission of Substituted Members........................33
     Section 9.4      Admission of Additional Members.........................33
     Section 9.5      Conversion; Drag Along Rights...........................34
     Section 9.6      Company Registration Rights.............................35

ARTICLE X BOOKS AND RECORDS...................................................35

     Section 10.1     Books, Records and Financial Statements.................35
     Section 10.2     Accounting Method.......................................36
     Section 10.3     Audit...................................................36

ARTICLE XI TAX MATTERS........................................................36

     Section 11.1     Tax Matters Partner.....................................36
     Section 11.2     Section 754 Election....................................37
     Section 11.3     Taxation as Partnership.................................37

ARTICLE XII LIABILITY, EXCULPATION AND INDEMNIFICATION........................37

     Section 12.1     Liability...............................................37
     Section 12.2     Exculpation.............................................37
     Section 12.3     Indemnification.........................................38
     Section 12.4     Expenses................................................38
     Section 12.5     Insurance...............................................39
     Section 12.6     Outside Businesses......................................39

ARTICLE XIII DISSOLUTION, LIQUIDATION AND TERMINATION.........................39

     Section 13.1     Dissolution.............................................39
     Section 13.2     Notice of Dissolution...................................40
     Section 13.3     Liquidation.............................................40
     Section 13.4     Termination.............................................40
     Section 13.5     Claims of the Members...................................40


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ARTICLE XIV AMENDMENTS........................................................41

     Section 14.1     Amendments..............................................41

ARTICLE XV MISCELLANEOUS......................................................41

     Section 15.1     Further Assurances......................................41
     Section 15.2     Notices.................................................41
     Section 15.3     Failure to Pursue Remedies..............................42
     Section 15.4     Cumulative Remedies.....................................42
     Section 15.5     Binding Effect..........................................42
     Section 15.6     Severability............................................42
     Section 15.7     Counterparts............................................42
     Section 15.8     Integration.............................................42
     Section 15.9     Governing Law...........................................43


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                           FIRST AMENDED AND RESTATED

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                         MOTIENT SATELLITE VENTURES LLC

                  THIS FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF MOTIENT SATELLITE VENTURES LLC (the "Company") dated as of June 29, 2000 is entered into by and among the Persons listed on Schedule I hereto (individually, a "Member", and collectively, together with any additional Members hereafter admitted to the Company in accordance with this Agreement, the "Members").

                  WHEREAS, Motient, as sole Member, formed a limited liability company pursuant to the Delaware Limited Liability Company Act (6 Del. C. Sect. 8-101, et seq.) by filing a Certificate of Formation on June 16, 2000 with the Secretary of State of Delaware and entering into a limited liability company agreement dated as of June 16, 2000 (the "Original Agreement"); and

                  WHEREAS, the parties hereto desire to amend and restate the Original Agreement in its entirety and to continue the existence of the Company on the terms set forth in this Agreement;

                  NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Members hereby agree as follows:

ARTICLE I

                                  DEFINED TERMS

Section 1.1 Definitions. Unless the context otherwise requires, the terms defined in this Article I shall, for the purposes of this Agreement, have the meanings herein specified.

                  "Additional Member" means a Person admitted to the Company as a Member pursuant to Section 9.4.

                  "Adjusted Capital Account" means, with respect to any Member, the balance in such Member's Capital Account, increased by such Member's share of the Minimum Gain and "partner nonrecourse debt minimum gain" (as defined in Treasury Regulations Section 1.704-2(i)(2))

                  "Adjusted Capital Account Deficit" means, with respect to any Member, the deficit balance, if any, in such Member's Capital Account as of the end of the relevant Fiscal Year, after giving effect to the following adjustments:

                  (i) Credit to such  Capital  Account  any  amounts  which such

         Member is obligated to restore or is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

                  (ii) Debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Sections 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  "Affiliate" means with respect to a specified Person, any Person that directly or indirectly controls, is controlled by, or is under common control with, the specified Person. As used in this definition, the term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Limited Liability Company Agreement of the Company, as amended, modified, supplemented or restated from time to time.

                  "Ancillary Agreements" has the meaning set forth in the Investment Agreement.

                  "Asset Sale Agreement" means the Asset Sale Agreement dated as of June 29, 2000 between the Company and Services.

                  "Bankruptcy" means, with respect to any Person, such Person shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors, or any proceeding shall be instituted by or against such Person seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of sixty (60) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for it, or for any substantial part of its property) shall occur; or such Person shall take any action to authorize any of the actions set forth above.

                  "Board" has the meaning set forth in Section 6.1.

                  "Business Day" means a day of the year on which banks are not required or authorized to close in New York City.

                  "Capital Account" means, with respect to any Member, the account maintained for such Member in accordance with the provisions of Section
4.4 hereof.

                  "Capital Contribution" means, with respect to any Member, the aggregate contributions made to the Company pursuant to Section 4.1 hereof by such Member with respect to the Membership Interest in the Company held or purchased by such Member.

                  "Capital Event" means, a sale, transfer, refinancing or other disposition of the assets of the Company other than in the ordinary course of the Company's business.

                  "Capital Proceeds" means, the proceeds received by the Company from the sale, transfer, refinancing or other disposition of the assets of the Company other than in the ordinary course of the Company's business but excluding any amounts reasonably determined by the Board to be necessary to provide a reasonable reserve for working-capital needs or any other contingencies of the Company.

                  "Certificate of Formation" means the Certificate of Formation of the Company and any and all amendments thereto and restatements thereof filed on behalf of the Company with the office of the Secretary of State of the State of Delaware pursuant to the Delaware Act.

                  "Chairman" has the meaning set forth in Section 6.2.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any corresponding federal tax statute enacted after the date of this Agreement. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Agreement, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Agreement containing such reference.

                  "Columbia Investor Group" means the Investor Group initially consisting of Columbia Space (QP), Inc., Columbia Space (AI), Inc. and Columbia Space Partners, Inc.

                  "Common Unit" means, as of the date of determination, a Percentage Interest equal to (x) 100% minus the Percentage Interest represented by all Investor Units outstanding as of such date, divided by (y) the total number of Common Units outstanding as of such date of such determination.

                  "Company" means Motient Satellite Ventures LLC, a Delaware limited liability company.

                  "Covered Person" means any Member, any Affiliate of a Member or any officers, directors, shareholders, partners, employees, representatives or agents of a Member or their respective Affiliates, or any officers, directors, shareholders, partners, employees, representatives or agents of the Company or its Affiliates or any liquidating trustee under Section 13.3.

                  "Delaware Act" means the Delaware Limited Liability Company Act, 6 Del. C.Sect.18-101, et seq., as amended from time to time.

                  "Depreciation" means, for each Fiscal Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such Fiscal Year or other period; provided, however, that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Fiscal Year or other period, Depreciation shall be an amount that bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization or other cost recovery deduction with respect to such asset for such Fiscal Year or other period bears to such beginning adjusted tax basis; and provided further, that if the federal income tax depreciation, amortization or other cost recovery deduction for such Fiscal Year or other period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Board.

                  "Excluded Securities" means any interests in the Company (a) issued pursuant to the Investment Agreement and any of the transactions contemplated thereby, (b) issued in connection with the acquisition of the business of another entity, whether by the purchase of equity securities, assets or otherwise, (c) issued as part of an Initial Public Offering or other registered underwritten public offering of the Company's securities or (d) issued under an employee compensation plan approved by the Board.

                  "Family Member" means, with respect to any Person (i) the spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law and brothers and sisters-in-law of such Person or of any of the beneficial owners of such Person, (ii) any trust whose beneficiaries are one or more of such Person and such persons or (iii) any partnership or other entity whose owners are one or more of such Person and such persons.

                  "Fiscal Year" means (i) the period commencing upon the formation of the Company and ending on December 31, 2000, (ii) any subsequent twelve (12) month period commencing on January 1 and ending on December 31, or
(iii) any portion of the period described in clause (ii) of this sentence for which the Company is required to allocate Profits, Losses and other items of Company income, gain, loss or deduction pursuant to Article VII hereof.

                  "Gross Asset Value" means, with respect to any asset, such asset's adjusted basis for federal income tax purposes, except as follows:

               (i) the initial Gross Asset Value of any asset contributed by a Member to the Company shall be the gross fair market value of such asset, as agreed to by the contributing Member and the Board;

               (ii) the Gross Asset Value of all Company assets shall be adjusted to equal their respective gross fair market values, as determined by the Board, as of the following times: (a) the acquisition of an additional interest in the Company by any new or existing Member or any other adjustment in the Percentage Interests of the Members; (b) the distribution by the Company to a Member of more than a de minimis amount of Company assets as consideration for such Member's Membership Interest; and (c) the liquidation of the Company within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to subclauses (a) and (b) of this sentence shall be made only if the Board reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Members in the Company; and provided further, that upon the exercise of the Investor Option there shall be no adjustment to the Gross Asset Value of the Company's assets; and

               (iii) the Gross Asset Value of any Company asset distributed to any Member shall be the gross fair market value of such asset on the date of distribution, as determined by the Board.

If the Gross Asset Value of an asset has been determined or adjusted pursuant to clause (i) or (ii) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses.

                  "Initial Capital Contribution" means, with respect to any Member, such Member's Capital Contribution on the date hereof.

                  "Initial  Public   Offering"  means  the  closing  of  a  firm
commitment underwritten public offering of equity interests in the Company or its successor.

                  "Investment Agreement" means the Investment Agreement dated as of June 22, 2000 among the Company, Motient and the Investors.

                  "Investors" means each Member listed on the signature page hereof as an Investor, each other Person admitted as an Investor after the date hereof and, subject to Section 9.2(i), any Person acquiring all or part of the Membership Interest of an Investor that is admitted as a Member as provided herein.

                  "Investor Directors" means directors elected by the Investors pursuant to Section 6.1(c).

                  "Investor Group" has the meaning set forth in the Investment Agreement.

                  "Investor Group Designee" has the meaning set forth in the Investment Agreement.

                  "Investor Option" has the meaning set forth in the Investment Agreement.

                  "Investor Option Closing" has the meaning set forth in the Investment Agreement.

                  "Investor Unit" means, at all times, and for each Investor Unit, a Percentage Interest equal to 1%.

                  "IP Assets" means the Motient Derivative Works and the Newco Technology and all Intellectual Property Rights associated with each of them (as each such capitalized term is defined in the Research and Development Agreement) and the rights in the Motient Technology granted under the license granted to Newco pursuant to Section 8.4 of the Research and Development Agreement to the extent actually contained in any Motient Derivative Works.

                  "Member" has the meaning set forth in the opening paragraph of this Agreement.

                  "Membership Interest" means a Member's aggregate rights in the Company in accordance with this Agreement and the Delaware Act, including the Member's right to share in the Profits and Losses of the Company and right to receive distributions of the Company's assets.

                  "Minimum   Gain"  has  the   meaning  set  forth  in  Treasury
Regulations Sections 1.704-2(b)(2) and 1.704-2(d).

                  "Motient" means Motient Corporation, a Delaware corporation.

                  "Motient Directors" means the directors elected by Motient pursuant to Section 6.1(c).

                  "Percentage Interest" means the percentage interest used in determining voting, allocation, distribution and other rights as set forth in this Agreement and, with respect to each Member, shall be calculated by reference to the number of Units held by such Member as of the date of determination and shall be reflected on Schedule I in accordance with Section 2.1(c).

                  "Person"  means  any  individual,  corporation,   association,
partnership  (general  or  limited),   joint  venture,  trust,  estate,  limited
liability company, or other legal entity or organization.

                  "President" has the meaning set forth in Section 6.2.

                  "Profits" and "Losses" means, for each Fiscal Year an amount equal to the Company's taxable income or loss for such Fiscal Year, determined in accordance with Section 703(a) of the Code (but including in taxable income or loss, for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Section 703(a)(1) of the Code), with the following adjustments:

               (i) any income of the Company exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be added to such taxable income or loss;

               (ii) any expenditures of the Company described in Section 705(a)(2)(B) of the Code (or treated as expenditures described in Section 705(a)(2)(B) of the Code pursuant to Treasury Regulations
          Section 1.704-1(b)(2)(iv)(i)) and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be subtracted from such taxable income or loss;

               (iii) in the event the Gross Asset Value of any Company asset is adjusted in accordance with clause (ii) or (iii) of the definition of "Gross Asset Value" above, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

               (iv) gain or loss resulting from any disposition of any asset of the Company with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the asset disposed of, notwithstanding that the adjusted tax basis of such asset differs from its Gross Asset Value; and

                  (v) in lieu of the depreciation, amortization and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Fiscal Year or other period, computed in accordance with the definition of "Depreciation" above.

                   "Required Investor Majority" means Investors holding more than sixty percent (60%) of the Percentage Interests held by all Investors as of the date of determination.

                  "Research and Development Agreement" has the meaning set forth in the Investment Agreement.

                  "Restriction  Termination  Date" has the  meaning set forth in
Section 9.2.

                  "Secretary" has the meaning set forth in Section 6.2.

                  "Services" means Motient Services Inc., a Delaware corporation and wholly-owned subsidiary of Motient.

                  "Spectrum Investor Group" means the Investor Group initially consisting of Spectrum Space Equity Investors IV, Inc., Spectrum Space IV Parallel, Inc., and Spectrum Space IV Managers, Inc.

                  "Subsequent Capital Contribution" means, with respect to any Member, the aggregate Capital Contributions of such Member in excess of its Initial Capital Contribution.

                  "Tax  Matters  Partner"  has the  meaning set forth in Section
11.1.

                  "Treasurer" has the meaning set forth in Section 6.2.

                  "Treasury Regulations" means the income tax regulations, including temporary regulations, promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Units" means Common Units and Investor Units.

                  "Unreturned Initial Capital Contribution" means, with respect to any Member, the excess, if any, of such Member's Initial Capital Contribution over the cumulative distributions to such Member pursuant to Sections 8.6(a) and 13.3(ii) hereof.

                  "Unreturned Subsequent Capital Contributions" means, with respect to any Member, the excess, if any, of such Member's Subsequent Capital Contributions over the cumulative distributions to such Member pursuant to Sections 8.6(b) and 13.3(iii) hereof.

Section 1.2 Headings. The headings and subheadings in this Agreement are included for convenience and identification only and are in no way intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

Section 1.3 Interpretation. Throughout this Agreement, nouns, pronouns and verbs shall be construed as masculine, feminine, neuter, singular or plural, whichever shall be applicable. All references herein to "Articles", "Sections" and clauses shall refer to corresponding provisions of this Agreement, unless otherwise specified.


ARTICLE II

                              CONTINUATION AND TERM

Section 2.1       Continuation.


(a) The Company shall continue as a limited liability company under and pursuant to the provisions of the Delaware Act and the Members agree that the rights, duties and liabilities of the Members shall be as provided in the Delaware Act, except as otherwise provided herein.

(b) Simultaneously  with the execution of this Agreement,  the Persons listed on
Schedule I hereto shall be admitted as Members of the Company and shall be issued the number and class of Units, and the Percentage Interests represented thereby, listed opposite such Person's name on such Schedule I.

(c) The name and mailing address of each Member, the number and class of Units issued to such Member, the Percentage Interests represented thereby, and the amount contributed to the capital of the Company by such Member shall be listed on Schedule I attached hereto. The Company shall update Schedule I from time to time as necessary to accurately reflect the information therein, including updates to reflect new issuances of Membership Interests or assignments and transfers of all or any part of a Member's Membership Interest, in each case, in accordance with this Agreement and indicating the name and address of such new Member, transferee or assignee along with an accurate description of the Membership Interest so issued transferred or assigned, including whether such new Member, transferee or assignee has been or will be admitted to the Company as a Substitute Member or Additional Member, as the case may be, and provide copies of the same to the Members. Any amendment or revision to Schedule I made in accordance with this Agreement shall not be deemed an amendment to this Agreement. Any reference in this Agreement to Schedule I shall be deemed to be a reference to Schedule I as amended and in effect from time to time.

Section 2.2 Name. The name of the limited liability company formed by the Original Agreement and by the filing of the Certificate of Formation is "Motient Satellite Ventures LLC". The business of the Company may be conducted upon compliance with all applicable laws under any other name designated, from time to time, by the Board.

Section 2.3 Term. The term of the Company commenced on the date of the filing of the Certificate of Formation in the office of the Secretary of State of the State of Delaware and shall continue until dissolved in accordance with this Agreement, or if sooner, in accordance with the Delaware Act.

Section 2.4 Registered Agent and Office. The Company's registered agent and office in Delaware shall be Corporation Service Company, 1013 Centre Road, Wilmington, Delaware, 19805. At any time, the Board may designate another registered agent and/or registered office, provided such new designation shall not adversely affect any Member.

Section 2.5 Principal Place of Business. The principal place of business of the Company shall be at 10802 Parkridge Boulevard, Reston, Virginia 20191. At any time, the Board may change the location of the Company's principal place of business.

Section 2.6 Qualification in Other Jurisdictions. The Board shall cause the Company to be qualified, formed or registered under assumed or fictitious name statutes or similar laws in any jurisdiction in which the Company transacts business in which such qualification, formation or registration is required or desirable.

Section 2.7 Agreement. This Agreement completely amends, restates and supersedes the Original Agreement.


ARTICLE III

                        PURPOSE AND POWERS OF THE COMPANY

Section 3.1 Purpose. The Company is formed for the object and purpose of, and the nature of the business to be conducted and promoted by the Company is, engaging in any lawful act or activity for which limited liability companies may be formed under the Delaware Act and engaging in any and all activities necessary, convenient, desirable or incidental to the foregoing.

Section 3.2 Powers of the Company. The Company shall have the power and authority to take any and all actions necessary, appropriate, proper, advisable, convenient or incidental to or for the furtherance of the purposes set forth in
Section 3.1.

Section 3.3 Limitations on Company Powers. Notwithstanding the foregoing provisions of Section 3.2, the Company shall not do business in any jurisdiction that would jeopardize the limitation on liability afforded to the Members under the Delaware Act or this Agreement in such jurisdiction or elsewhere.


ARTICLE IV

                   CAPITAL CONTRIBUTIONS AND CAPITAL ACCOUNTS

Section 4.1       Capital Contributions.

(a) The Capital Contribution of each Member and Additional Member, if any, shall be the aggregate amounts of money and the fair market value of any property (other than money) that such Member contributes to the capital of the Company in exchange for Units and a Membership Interest pursuant to the Investment
Agreement or a subscription agreement entered into by a Member or Additional Member in accordance with Section 9.1, as the case may be. The Initial Capital Contributions of the Members are set forth on Schedule I hereto. At the Investor Option Closing, the Investors shall make the Capital Contributions and receive the number of Investor Units described in Section 2.1 of the Investment Agreement. Capital Contributions shall be paid in the manner provided in the Investment Agreement or subscription agreement, as the case may be. Subject to
Section 9.1, the Company may admit Persons as Members and issue Units and Membership Interests to such Persons without obligating such Persons to make Capital Contributions.

(b) Following the Initial Capital Contributions described in clause (a) above, no Member shall be required or permitted to contribute additional capital to the Company except (i) as contemplated by the Investment Agreement and (ii) subject to Section 5.2 and the pre-emptive rights and other applicable provisions of
Article IX hereof, pursuant to a subscription agreement approved by the Board.

Section 4.2       Status of Capital Contributions.

(a) Except as otherwise provided in this Agreement, no Member shall demand or receive a return of its Capital Contribution and no return of a Member's Capital Contribution shall be made hereunder if such distribution would violate applicable state law. Under circumstances requiring a return of any Capital Contribution, no Member shall have the right to demand or receive property other than cash, except as may be specifically provided in this Agreement.

(b) No Member shall receive any interest, salary or drawing with respect to its Capital Contribution or its Capital Account or for services rendered on behalf of the Company or otherwise in its capacity as a Member, except as otherwise specifically provided in this Agreement. Nothing herein shall preclude any Member from serving the Company in another capacity, including as an employee, or otherwise dealing with the Company in its individual capacity and receiving compensation or consideration therefor.

(c) Except as otherwise provided herein or by applicable state law, the Members shall be liable only to make Capital Contributions as provided in Section 4.1, and no Member shall be required to lend any funds to the Company nor to make any additional Capital Contributions. No Member shall have any personal liability for the repayment of any Capital Contribution of any other Member.

Section 4.3 Membership Interest. A Membership Interest shall for all purposes be personal property. A Member has no interest in specific Company property.

Section 4.4 Capital Accounts.


(a) An individual Capital Account shall be established and maintained for each Member.

(b) The Capital Account of each Member shall be maintained in accordance with the following provisions:

          (i) to such Member's Capital Account there shall be credited such Member's Capital Contribution, such Member's distributive share of Profits and items of gross income and gain and the amount of any Company liabilities that are assumed by such Member or that are secured by any Company assets distributed to such Member;

          (ii) to such Member's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Company assets distributed to such Member pursuant to any provision of this Agreement, such Member's distributive share of Losses and items of gross deduction and loss and the amount of any liabilities of such Member that are assumed by the Company or that are secured by any property contributed by such Member to the Company; and

          (iii) in determining the amount of any liability for purposes of this Subsection 4.4(b), there shall be taken into account Section 752(c) of the Code and any other applicable provisions of the Code and the Treasury Regulations.


ARTICLE V

                                     MEMBERS

Section 5.1 Powers of Members. Subject to Section 6.1, the Members shall have the power to exercise any and all rights or powers granted to the Members pursuant to the express terms of the Delaware Act or this Agreement. Except as otherwise specifically provided by this Agreement or required by the Delaware Act, no Person, including any Member, (a) shall have the power to be an agent of the Company or (b) shall have any right, power or authority (1) to transact any business in the name of the Company, (2) to act for, or on behalf of, the Company or (3) to bind the Company.

Section 5.2 Consent of Members. Notwithstanding any provision hereof to the contrary, until the Restriction Termination Date, the Company, and the Board acting on behalf of the Company, shall not conduct any business, engage in any activity or take any action, other than those consistent with, reasonably necessary for, or in furtherance of the provisions contained in the Investment Agreement or the Ancillary Agreements and the transactions contemplated thereby, without the prior written consent of the Required Investor Majority. Without limiting the generality of the foregoing, until the Restriction Termination Date, except as specifically permitted by the Investment Agreement or the Ancillary Agreements, the Company will not take any of the following actions without the prior written consent of the Required Investor Majority:

          (i) create any committee of the Board, or change the size or agreed composition of the Board;

          (ii) declare or pay distributions to the Members;

          (iii) form any direct or indirect subsidiaries or a joint venture in which the Company or one of its subsidiaries is a party;

          (iv) (A) make any material change in the nature of the business of the Company as proposed to be developed hereunder and under the Investment Agreement and the Ancillary Agreements and carried on at the date hereof or engage in any new line of business, or (B) assign or otherwise transfer any of its rights or obligations under the Asset Sale Agreement, the Research and Development Agreement or any other Ancillary Document;

          (v) adopt or approve its annual  operating  budget  including  capital
          expenditures  and  other  project   spending  or  materially   deviate
          therefrom;

          (vi) modify its certificate of formation or this Agreement in any material respect;

          (vii)  enter  into,  or waive or  modify  (A) any  provision  of,  any registration rights agreement or management agreement, (B) any executive employment agreement, or (c) any agreement with Motient or any of its subsidiaries or other Affiliates, in each case, in any material respect;

          (viii) elect or terminate any senior management of the Company or compensate such persons from funds of the Company;

          (ix) redeem or repurchase any Membership Interests, or repurchase or repay any indebtedness prior to its stated maturity;

          (x) except in the ordinary course of business, hypothecate, mortgage, pledge, charge or encumber any assets having a value in the aggregate in excess of $100,000;

          (xi) borrow or lend aggregate amounts in excess of $100,000 or lesser amounts if outside the ordinary course of business;

          (xii)  declare   bankruptcy,   dissolve,   voluntarily   liquidate  or
          voluntarily wind-up;

          (xiii) enter into any contract or agreement outside the ordinary course of business which involves aggregate consideration in excess of $100,000 per annum;

          (xiv) acquire or dispose of any assets in a single transaction or series of related transactions for aggregate consideration in excess of $100,000 per annum;

          (xv) terminate or retain accountants, or amend or modify its accounting practices in any material respect, except that the Company may (i) retain a "Big Five" accounting firm and (ii) amend or modify its accounting practices to the extent such amendments or modifications are made by Motient with respect to its accounting practices;

          (xvi) authorize, create, allot, reserve or issue additional interests or Units of the Company;

          (xvii) register or offer securities for public sale;

          (xviii) effect any merger, amalgamation, reorganization or business combination or sale or conveyance of the property of the Company as an entirety or substantially as an entirety;

          (xix) assume, guaranty, endorse or otherwise become liable upon the obligation of any Member or any of their respective Affiliates;

          (xx) purchase or acquire any property or assets or obligations or stock of or interest in, make any capital contribution to, or otherwise invest directly or indirectly in or make loans or advances (except for expenses of directors of the Company incurred in connection with any meeting of the Board) to, any Member or any of their respective Affiliates;

          (xxi) pay or incur any obligation for the payment of salaries, fees or other remuneration, or change the rate of compensation or other remuneration, or pay any debts claimed to be owing, directly or indirectly, to any Member or director of the Company or any of its subsidiaries or to any firm or corporation in which they have an interest other than (A) any employment, management or consulting arrangements made with management of the Company or directors of the Company; and (B) customary fees and expenses of the directors of the Company or any subsidiary paid in connection with any meeting of the Board of the Company or such subsidiary; and

          (xxii) enter into any transaction with any Member or any of their respective Affiliates unless such transaction is on terms no less favorable to the Company than can be obtained from an unaffiliated third party.

Following the Restriction Termination Date, the Company will not take any of the actions set forth in clauses (xix) through (xxii) of Section 5.2 hereof without the prior written consent of the Required Investor Majority and, for so long as Motient still holds in excess of 20% of the Percentage Interests, Motient; provided, that if the Percentage Interest held by Motient falls below 20% as a result of the issuance of new interests by the Company, Motient's consent shall continue to be required until the earlier of (i) the date Motient ceases to hold at least five percent (5%) of the Percentage Interests and (ii) the date Motient transfers any of its Membership Interest to a third party. For the purposes of applying this Section 5.2, "Affiliates" of a Person shall also include any entity in which a Member or Family Member or a Person in control of a Member or Family Member has a 10% or greater direct or indirect equity interest or financial equivalent.

Section 5.3 Actions of the Members. Any action of the Company requiring the consent or approval of the Members, or any class thereof, shall be taken by a consent in writing signed by Members holding not less than the Percentage Interests necessary to take such action pursuant to this Agreement.

Section 5.4 Partition. Each Member waives any and all rights that it may have to maintain an action for partition of the Company's property.

Section 5.5 Resignation. A Member may not resign from the Company prior to the dissolution and winding up of the Company. A Member attempting to resign in violation of this Agreement shall not be entitled to receive any distribution and shall not otherwise be entitled to receive the fair value of its Membership Interest except as otherwise expressly provided for in this Agreement.


ARTICLE VI

                                   MANAGEMENT

Section 6.1       The Board of Directors.

(a)      General.

          (i) The business and affairs of the Company shall be managed under the direction of the Board of Directors (the "Board") and all powers of the Company which are not by this Agreement or the Delaware Act required to be exercised by the Members are hereby vested in the Board. The Board shall have the power to delegate authority to the officers and such other employees, agents and representatives of the Company as it may from time to time deem appropriate and in accordance with this Agreement. Any delegation of authority by the Board to take any action must be approved by the Board in the same manner as would be required for the Board to take such action directly. The Members, in their capacity as such, shall have no part in the management of the Company and shall have no authority or right to act on behalf of or bind the Company in connection with any matter, except as set forth herein and such matters as deemed necessary or appropriate by the Board of Directors; provided, that nothing herein shall preclude any Member from serving the Company as a director, officer or agent of the Company following such Member's election or appointment in accordance with the terms of this Agreement.

          (ii) All lawful determinations, decisions and actions made or taken by the Board shall be conclusive and absolutely binding upon the Company, the Members and their respective successors and assigns.

          (iii) The directors serving on the Board shall be "managers" as defined in the Delaware Act; provided, that the directors shall only have the rights, powers and authority set forth in this Agreement and, unless expressly authorized by the Board, a director, acting alone in such capacity, shall have no authority or right to act on behalf of or bind the Company in connection with any matter.

(b) Qualifications of Directors. No person shall be elected or appointed a director if that person is less than 18 years of age, is of unsound mind and has been found so by a court, is not an individual, or has the status of a bankrupt. Directors may, but need not be, Members.

(c)      Number, Elections, Removal.

          (i) The Board shall consist of seven (7) directors.

          (ii) Until the Investor Option Closing, the directors shall be elected as follows:

               (1) Investors shall be entitled to elect three (3) directors, with each Investor Group (or Investor or group of Investors to which members of such Investor Group transferred at least a three percent (3%) Percentage Interest and expressly transferred such Investor Group's right to elect a Director under this Agreement (an "Investor Group Assignee")), acting through its Investor Group Designee, electing one director and the Investors, voting as a separate class, electing the remaining Investor Directors, if any, by the affirmative vote of Investors holding a majority of the Percentage Interests held by all Investors.

               (2) Motient shall be entitled to elect four (4) directors.

          (iii) Following the Investor Option Closing, the directors shall be elected as follows:

               (1) For so long as the Investors continue to hold in excess of 40% of the Percentage Interests, Investors shall be entitled to elect four (4) directors, with each Investor Group (or Investor Group Assignee thereof), acting through its Investor Group Designee, electing one director and the Investors, voting as a separate class, electing the remaining Investor Directors by the affirmative vote of Investors holding a majority of the Percentage Interests held by all Investors; provided, that if at any time the Investors holds less than 40% of the Percentage Interests, the Investors shall thereafter be entitled to designate two (2) directors (by the affirmative vote of Investors holding a majority of the Percentage Interests held by all Investors) and the two Board seats previously designated by the Investors shall be elected by the Members holding a majority of the Percentage Interests; provided further, that if at any time the Investors holds less than 20% of the Percentage Interests, the Investors shall thereafter be entitled to designate one (1) director (by the affirmative vote of Investors holding a majority of the Percentage Interests held by all Investors) and the Board seat previously designated by the Investors shall be elected by the Members holding a majority of the Percentage Interests.

               (2) For so long as Motient continues to hold in excess of 20% of the Percentage Interests, Motient shall be entitled to elect three (3) directors; provided, that if at any time Motient holds less than 20% of the Percentage Interests, Motient shall be entitled to designate one (1) director and the two Board seats previously designated by Motient shall be elected by the Members holding a majority of the Percentage Interests.

          (iv) For so long as the Spectrum Investor Group continues to be entitled to elect a director under Sections 6.1(c)(ii) and (iii), Spectrum Space Equity Investors IV, Inc., the wholly-owned subsidiary of Spectrum Equity Investors IV, L.P. shall be entitled to elect such director, and such director shall be a representative of Spectrum Equity Investors IV, L.P.. Spectrum Equity Investors IV, L.P. shall be a third-party beneficiary of this Agreement to the extent necessary in order to enforce its rights under this 6.1(c)(iv).

          (v) For so long as the Columbia Investor Group continues to be entitled to elect a director under Sections 6.1(c)(ii) and (iii), Columbia Space (QP), Inc., the wholly-owned subsidiary of Columbia Capital Equity Partners (QP), L.P. shall be entitled to elect such director, and such director shall be a representative of Columbia Capital Equity Partners (QP), L.P.. Columbia Capital Equity Partners
          (QP), L.P. shall be a third-party beneficiary of this Agreement to the extent necessary in order to enforce its rights under this 6.1(c)(v).

          (vi) The right of each Investor Group or Investor Group Assignee to elect an Investor Director pursuant to Sections 6.1(c)(ii) and (iii) shall continue until the date on which such Investor Group or assignee no longer holds at least three percent (3%) of the Percentage Interests.

          (vii) Directors shall be elected annually in the manner provided above on or prior to July 1 of each year and each director shall hold office until a successor is elected and qualified, or until such director's earlier death or resignation or removal in the manner provided in this Agreement. Voting for directors shall not be cumulative.

          (viii) In the case of any vacancy in the office of an Investor Director, a successor shall be elected to hold office for the unexpired term of such director by the Investor or group of Investors that was entitled to elect such Investor Director. In the case of any vacancy in the office of a Motient Director, a successor shall be elected to hold office for the unexpired term of such director by Motient. Any director who shall have been elected by a specified class or Member may be removed during such director's term of office, either for cause or without cause by, and only by, the affirmative vote of a majority of such specified class or Member, as the case may be, and any such vacancy thereby created may be filled by such specified class or classes.

          (ix) Any person elected as a director shall be deemed to have agreed to accept such director's rights, authority, duties and obligations hereunder. In the performance and discharge of such duties and obligations the director shall act honestly and in good faith with a view to the best interests of the Company and shall exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

(d) Resignation. Any director may resign at any time by giving written notice to the Board. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

(e)      Meetings.

          (i) Regular Meetings. The Board shall meet no less often than quarterly, unless otherwise agreed by at least 2/3 of the Board. Such meetings shall be held on such date as shall be determined by the President or a majority of the Board.

          (ii) Other Meetings. Other meetings of the Board shall be held at such times as the Chairman, the President or a majority of the Board shall from time to time determine.

          (iii) Notice of Meetings. The Secretary shall give written notice to each director of each meeting of the Board, which notice shall state the place, date, time and purpose of such meeting. Notice of each such meeting shall be given to each director, if by mail, addressed to him at his residence or usual place of business, at least five Business Days before the day on which such meeting is to be held, or shall be sent to him at such place by telecopy, telegraph, cable, or other form of recorded communication, or be delivered personally or by telephone not later than two (2) days before the day on which such meeting is to be held. A written waiver of notice, signed by the director entitled to notice, whether before or after the time of the meeting referred to in such waiver, shall be deemed equivalent to notice. Neither the business to be transacted at, nor the purpose of any meeting of the Board need be specified in any written waiver of notice thereof. Attendance of a director at a meeting of the Board shall constitute a waiver of notice of such meeting.

          (iv) Place of Meetings. The Board may hold its meetings at such place or places within or without the State of Delaware as the Board may from time to time determine, or as shall be designated in the respective notices or waivers of notice of such meetings.

          (v) Quorum and Manner of Acting.

               (1) A majority of the directors then in office (or who are members of any committee of the Board) shall be present in person at any meeting of the Board (or a committee thereof, as the case may be) in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors, or members of such committee, present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board or such committee, except as otherwise expressly required by this Agreement. In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

               (2) Prior to the Investor Option Closing, any decision on behalf of the Company as to any matter that concerns the Company, on the one hand, and Services, on the other hand, arising out of, relating to, or in connection with, the interpretation, performance, nonperformance, validity, breach or termination of the Asset Sale Agreement, the Research and Development Agreement or any of the Ancillary Agreements or the transactions contemplated thereby (including waivers, consents, amendments, etc.), shall be made by a special committee of the board of directors of the Company, consisting of five (5) members, three
               (3) of whom shall be Investor Directors and two (2) of whom shall be Motient Directors; provided, that, as long as Motient or Services is not in Bankruptcy, the foregoing provision shall not apply to decisions regarding assignments by the Company of rights or obligations under such agreements. Without limiting the foregoing, the determination as to whether, when and how the Company exercises its rights with respect to the closing of the transactions contemplated by the Asset Sale Agreement shall be made, in its sole discretion, by the Required Investor Majority, and Motient agrees to cause the Company to follow the instructions of the Required Investor Majority with regard to the steps to be taken in connection therewith.

          (vi) Organization. At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

               (1) the Chairman;

               (2) the President;

               (3) any director chosen by a majority of the directors present.

          The Secretary or, in the case of his absence, any person whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

(f) Committees of the Board. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees consisting of two or more directors; provided, that each committee consist of at least one Investor Director and one Motient Director. Except as otherwise expressly required by this Agreement, any committee of the Board, to the extent provided in the resolution of the Board designating such committee, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Company, and may authorize the seal of the Company to be affixed to all papers which may require it. Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board.

(g) Directors' Consent in Lieu of Meeting. Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by all the members of the Board or such committee and such consent is filed with the minutes of the proceedings of the Board or such committee.

(h) Action by Means of Telephone or Similar Communications Equipment. Any one or more members of the Board, or of any committee thereof, may participate in a meeting of the Board or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting.

(i) Compensation. Directors shall not receive any salary or compensation for their services as directors or as members of committees, except as authorized by Members holding a majority of the Percentage Interests in the manner provided in
Section 5.3. The directors shall be entitled to be reimbursed for travelling expenses properly incurred by them in attending meetings of the Board or any committee thereof. Nothing herein shall preclude any director from serving the Company in any other capacity and receiving compensation therefor.

Section 6.2       Officers.

(a) Officers. The officers of the Company shall be the Chairman, the President, the Secretary and a Treasurer and may include one or more Vice Presidents (including, one or more Senior Vice Presidents), and such other officers with such titles as the Board may determine. Any two or more offices may be held by the same person.

(b) Authority and Duties. All officers shall have such authority and perform such duties in the management of the Company as may be provided in this Agreement or, to the extent not so provided, by resolution of the Board.

(c)      Term of Office, Resignation and Removal.

          (i) Subject to Section 5.2, each officer shall be appointed by the Board and shall hold office for such term as may be determined by the Board. Each officer shall hold office until his successor has been appointed and qualified or his earlier death or resignation or removal in the manner hereinafter provided.

          (ii) Any officer may resign at any time by giving written notice to the Board or the President. Such resignation shall take effect at the time specified in such notice or, if the time be not specified, upon receipt thereof by the Board or the President, as the case may be. Unless otherwise specified therein, acceptance of such resignation shall not be necessary to make it effective.

          (iii) All officers and agents appointed by the Board shall be subject to removal, with or without cause, at any time by the Board.

(d) Vacancies. Any vacancy occurring in any office of the Company, for any reason, shall be filled by action of the Board.

(e) The Chairman. The Chairman of the Board (the "Chairman") shall have the power to call special meetings of the Board and, if present, to preside at all meetings of the Members and all meetings of the Board. The Chairman shall perform all duties incident to the office of Chairman of the Board and all such other duties as may from time to time be assigned to him by the Board or this Agreement.

(f) The President. The President shall have general and active management and control of the business and affairs of the Company, subject to the control of the Board, and shall see that all orders and resolutions of the Board are carried into effect. The President shall perform all duties incident to the office of President and all such other duties as may from time to time be assigned by the Board or this Agreement.

(g) Vice Presidents. Vice Presidents, if any, in order of their seniority or in any other order determined by the Board, shall generally assist the President and perform such other duties as the Board or the President shall prescribe, and in the absence or disability of the President, shall perform the duties and exercise the powers of the President.

(h) The Secretary. The Secretary shall, to the extent practicable, attend all meetings of the Board and all meetings of the Members and shall record all votes and the minutes of all proceedings in a book to be kept for that purpose, and shall perform the same duties for any committee of the Board when so requested by such committee. The Secretary shall give or cause to be given notice of all meetings of the Members and of the Board, shall perform such other duties as may be prescribed by the Board or the President and shall act under the supervision of the President. The Secretary shall keep in safe custody the seal of the Company and affix the same to any instrument that requires that the seal be affixed to it and which shall have been duly authorized for signature in the name of the Company and, when so affixed, the seal shall be attested by his signature or by the signature of the Treasurer. The Secretary shall keep in safe custody the certificate books and Member records and such other books and records of the Company as the Board or the President may direct and shall perform all other duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Board or the President.

(i) The Treasurer. The Treasurer shall have the care and custody of all the funds of the Company and shall deposit such funds in such banks or other depositories as the Board, or any officer or officers, or any officer and agent jointly, duly authorized by the Board, shall, from time to time, direct or approve. The Treasurer shall disburse the funds of the Company under the direction of the Board and the President. The Treasurer shall keep a full and accurate account of all moneys received and paid on account of the Company and shall render a statement of accounts whenever the Board or the President shall so request.

(j) Compensation. Subject to Section 5.2(viii), the compensation of the officers of the Company shall be fixed by the Board, subject to any employment agreements between the Company and any such officers.


ARTICLE VII

                                   ALLOCATIONS

Section 7.1       Profits and Losses.

(a) Profits for any Fiscal Year shall be allocated, after giving effect to the special allocations set forth in Sections 7.1(c) and 7.2 below, in the following order of priority:

     (i) First, among the Investors in proportion to, and to the extent of, any prior allocations to the Investors of Losses pursuant to Section 7.1(b)(iv) hereof for all prior Fiscal Years;

     (ii) Second, 100% to Motient until the cumulative Profits allocated to Motient for all Fiscal Years pursuant to this Section 7.1(a)(ii) are equal to the cumulative Losses previously allocated to Motient for all Fiscal Years pursuant to Section 7.1(b)(iii) hereof;

     (iii) Third, to each Member in the proportion required such that the cumulative Profits allocated to each Member for all Fiscal Years pursuant to this Section 7.1(a)(iii) equals the cumulative Losses previously allocated to each such Member for all prior Fiscal Years pursuant to
     Section 7.2(b)(ii); and

     (iv) Thereafter, the balance, if any, among the Members in accordance with their Percentage Interests.

(b) Losses for any Fiscal Year shall be allocated, after giving effect to the special allocations set forth in Section 7.2 below and Subsection (c) of this
Section 7.1, in the following order of priority:

     (i) First, among the Members in proportion to, and to the extent of, any prior allocations to the Members of Profits pursuant to Section 7.1(a)(iv) above for all prior Fiscal Years;

     (ii) Second, among the Members in proportion to their respective Unreturned Subsequent Capital Contributions until the sum of the Investors' Adjusted Capital Account balances are equal to their Unreturned Initial Capital Contributions;

     (iii) Third, 100% to Motient until its Adjusted Capital Account balance has been reduced to zero; and

     (iv) Thereafter, among the Investors in proportion to their respective Adjusted Capital Account balances.

(c) Notwithstanding Sections 7.1(b)(i) and (ii) hereof, Losses allocated pursuant to Section 7.1(b) to any Member for any Fiscal Year shall not exceed the maximum amount of Losses that may be allocated to such Member without causing such Member to have an Adjusted Capital Account Deficit at the end of such Fiscal Year. Any Losses in excess of the limitation in this Section 7.1(c) shall be specially allocated solely to the other Members to the maximum extent permitted by this Section 7.1(c). Thereafter, notwithstanding Section 7.1(a), subsequent Profits shall be allocated to reverse any Losses specially allocated pursuant to the preceding sentence.

(d) An allocation of Profits or Losses to a Member shall be treated as an allocation to such Member of the same share of each item of income, gain, loss and deduction that is taken into account in computing such Profits or Losses, as the case may be.

Section 7.2 Special Allocations. The following special allocations shall be made in the following order:

(a) Minimum Gain Chargeback. If there is a net decrease in Minimum Gain (determined as provided in Treasury Regulations Sections 1.704-2(d) and 1.704-2(g)) during any Fiscal Year, certain items of income and gain, including gross income or gain, shall be allocated to the Members in the amounts and manner described in Treasury Regulations Section 1.704-2(f). This Section 7.2(a) is intended to comply with the minimum gain chargeback requirement relating to partnership non-recourse liabilities (as defined in Treasury Regulations Section 1.704-2(f)) and shall be so interpreted.

(b) Partner Non-recourse Debt Minimum Gain Chargeback. If there is a net decrease in Minimum Gain attributable to partner non-recourse debt (determined pursuant to Treasury Regulations Section 1.704-2(i)) during any Fiscal Year, certain items of income and gain, including gross income or gain, shall be allocated as quickly as possible to those Members which had a share of the Minimum Gain attributable to the partner non-recourse debt (such share determined pursuant to Treasury Regulations Section 1.704-1(i)(5)) in the amounts and manner described in Treasury Regulations Section 1.704-2(i) and (j). This Section 7.2(b) is intended to comply with the minimum gain chargeback requirement relating to partner non-recourse debt set forth in Treasury Regulations Section 1.704-2(i)(4)) and shall be so interpreted.

(c) Allocation of Non-recourse Deductions. Deductions attributable to obligations with respect to which a Member bears the economic risk of loss within the meaning of Treasury Regulation Section 1.704-2(b)(4) shall be allocated to the Member or Members that bear the economic risk of loss for such debt in accordance with the requirements of Treasury Regulation Section 1.704-2(i)(1). "Nonrecourse Deductions" (as such term is defined in Treasury
Regulations Sections 1.704-2(b)(1) and 1.704-2(c)) of the Company shall be allocated to the Members in proportion to their Percentage Interests.

(d) Qualified Income Offset. In the event any Member unexpectedly receives any adjustments, allocations or distributions described in Treasury Regulations
Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Company income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain for such year) shall be specially allocated to such Member in an amount and manner sufficient to eliminate, to the extent required by the Treasury Regulations, the Adjusted Capital Account Deficit of such Member as quickly as possible, provided that an allocation pursuant to this Section 7.2(d) shall be made if and only to the extent that such Member would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article VII have been tentatively made as if this Section 7.2(d) were not in the Agreement.

(e) Gross Income Allocation. In the event any Member has a deficit Capital Account at the end of any Fiscal Year that is in excess of the sum of (i) the amount such Member is obligated to restore and (ii) the amount such Member is deemed to be obligated to restore pursuant to the penultimate sentences of Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), such Member shall be specially allocated items of Company income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain for such year) in the amount of such excess as quickly as possible, provided that an allocation pursuant to this Section 7.2(e) shall be made if and only to the extent that such Member would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article VII have been tentatively made as if Section 7.2(d) above and this Section 7.2(e) were not in the Agreement.

(f) Regulatory Allocations. The allocations set forth in Section 7.2(a)-(e) hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Treasury Regulations. It is the intent of the Members that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Company income, gain, loss or deduction pursuant to this Section 7.2(f). Therefore, the Board shall make such offsetting special allocations of Company income, gain, loss and deduction in whatever manner it determines appropriate, so that, after such offsetting allocations are made, each Member's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Member would have if the Regulatory Allocations were not part of the Agreement and all Company items were allocated pursuant to Section 7.1. In exercising its discretion, the Board shall take into account how future Regulatory Allocations pursuant to Sections 7.2(a) and (b) hereof that, although not yet made, are likely to offset other Regulatory Allocations previously made under Section 7.2(c) hereof.

(g) Section 754 Adjustment. To the extent an adjustment to the adjusted tax basis of any Company asset pursuant to Section 734(b) or 743(b) of the Code is required, pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Members in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such regulation.

(h) Special Allocations Upon Exercise of the Investor Option. Following the Investor Option Closing, items of Company income, gain, deduction and loss, other than gain and loss from a Capital Event, shall be specially allocated in a manner to cause the Members' Capital Accounts to be in the proportions that they would have been in had the Percentage Interests of the Members in effect after the Investor Option Closing been in effect as of the date hereof.

(i) Special Allocations Upon the Occurrence of a Capital Event. Upon the occurrence of a Capital Event, items of Company income, gain, deduction and loss attributable to such Capital Event shall be specially allocated in a manner to cause each Member's Adjusted Capital Account balance to equal the sum of the amounts of cash or the Gross Asset Value of other property distributable to such Member pursuant to Article 8 hereof at such time assuming that all the remaining assets of the Company were sold for their Gross Asset Values and the cash or other property received therefrom was distributed to the Members in accordance with the priorities set forth in Article 8 hereof.

Section 7.3       Allocation Rules.

(a) For purposes of determining the Profits, Losses or any other items allocable to any period, Profits, Losses and any such other items shall be determined on a daily, monthly or other basis, as determined by the Board using any method that is permissible under Section 706 of the Code and the Treasury Regulations thereunder.

(b) Except as otherwise provided in this Agreement, all items of Company income, gain, loss, deduction and any other allocations not otherwise provided for shall be divided among the Members in the same proportions as they share Profits and Losses for the Fiscal Year in question.

(c) The Members are aware of the income tax consequences of the allocations made by this Article VII and hereby agree to be bound by the provisions of this
Article VII in reporting their shares of Company income and loss for income tax purposes.

Section 7.4       Section 704(c) of the Code.

(a) In accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the capital of the Company shall, solely for income tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its initial Gross Asset Value.

(b) In the event the Gross Asset Value of any Company asset is adjusted pursuant to the definition of "Gross Asset Value" contained in Section 1.1 hereof, subsequent allocations of income, gain, loss and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Section 704(c) of the Code and the Treasury Regulations thereunder.

(c) Allocations pursuant to this Section 7.4 shall be calculated by the Board using any permissible method under Code Section 704(c) and the Treasury Regulations promulgated thereunder and are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Member's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any other provision of this Agreement.

Section 7.5 Uncertainties in Allocations and Distributions. In the event there is an ambiguity regarding the application of this Section 7 or Section 8 to a particular transaction, the income and expense from such transaction shall be allocated among the Members, and distributions of cash in respect of such transaction shall be made, in such proportions that the Board, in its reasonable discretion, deems equitable, practicable and consistent with this Agreement, the regulations under the Code and other applicable law; provided, however, that no such allocation or distribution by the Board shall discriminate against any Member.


ARTICLE VIII

                                  DISTRIBUTIONS

Section 8.1  Distributions(a)  . Except as otherwise provided in Section 8.6 and
Section 13.3 below, the Company shall make distributions of cash to the Members in proportion to their respective Percentage Interests at such time or times and in such amounts as the Board may determine in its sole discretion

Section 8.2 Distributions to Pay Taxes. The Board shall endeavor to distribute to the Members an amount sufficient for the Members to pay their tax liabilities which arise in respect of their shares of cumulative net taxable income and gain of the Company, determined as set forth below by the Board, prior to the making of any distributions pursuant to Sections 8.1 and 8.6 hereof. Any funds distributed pursuant to this Section 8.2 shall reduce the amount that a Member would otherwise receive pursuant to Sections 8.1 and 8.6. For purposes of this
Section 8.2, the amount of tax distributions made to a Member for any taxable year shall be equal to the excess, if any, of (i) the product of (A) the excess, if any, of (I) its cumulative share of net taxable income or gain for the current Fiscal Year and all prior Fiscal Years over (II) its cumulative share of net taxable loss and deduction for all prior Fiscal Years and (B) the sum of the highest rate of Federal, state and local tax imposed on the type of taxpayer applicable to such Member or in the case of a Member that is a pass-through entity, the type of taxpayer applicable to the beneficial owners of interests in such pass-through entity for such year with respect to items of the same character as such net income and gain, taking into account the deductibility of state and local taxes for Federal income tax purposes and based on such reasonable assumptions as the Board determines in good faith to be appropriate, over (ii) the amount of any distributions made to such Member pursuant to this
Section 8.2 in a prior Fiscal Year.

Section 8.3 Dissolution. Upon the dissolution and winding up of the Company, the assets of the Company shall be distributed to the Members as provided in Section
13.3 below.

Section 8.4 Withholding Taxes. All amounts withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Company or the Members shall be treated as amounts distributed to the Members pursuant to this Article VIII for all purposes of this Agreement. The Company is authorized to withhold from distributions and to pay over to any federal, state, local or foreign government any amounts required to be so withheld pursuant to the Code or any provision of any other federal, state, local or foreign law and shall allocate such amounts to those Members with respect to which such amounts were withheld.

Section 8.5 Limitations on Distribution. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to the Members if such distribution in the aggregate would violate Section 18-607 of the Delaware Act or other applicable law.

Section 8.6 Capital Proceeds. Following the receipt by the Company of Capital Proceeds, a portion of such Capital Proceeds sufficient for each Member to pay its tax liabilities which arise in respect of the Capital Event giving rise to such Capital Proceeds, determined as set forth in Section 8.2 above, shall be distributed to the Members pursuant to Section 8.2 above. If the Board, in its sole discretion, determines that the Company shall distribute any remaining Capital Proceeds, such Capital Proceeds shall be distributed among the Members as follows:

(a) To the Members in a manner to cause the cumulative prior and current Capital Proceeds distributed to each of the Members to be in the same relative proportions as the Members' respective Percentage Interests; provided, however, that Capital Proceeds shall be distributed in accordance with this Section
8.6(a) only if it results in the receipt by the Investors of cumulative distributions of Capital Proceeds in an amount at least equal to twice the sum of the Investors' aggregate Capital Contributions;

(b) Otherwise, such Capital Proceeds shall be distributed among the Members in the following order of priority:

     (i) First, to the Investors in proportion to and to the extent of each such Investor's Unreturned Initial Capital Contributions;

     (ii) Second, to the Members in proportion to and to the extent of their Unreturned Subsequent Capital Contributions; and

     (iii) Thereafter, to the Members in accordance with the positive balances in their Capital Accounts until all such positive balances are reduced to zero.


ARTICLE IX

                              ADDITIONAL ISSUANCES,

                         TRANSFERS, ADMISSION OF MEMBERS

                                 AND CONVERSION

Section 9.1       Additional Issuances of Interests.

(a) In order to raise capital for Company operations or to acquire assets, to redeem or retire Company debt, or for any other valid Company purposes, the Board may, subject to the consent of the Members provided in Section 5.2 and the provisions of this Section 9.1, from time to time determine that it is in the best interests of the Company to cause the Company to issue additional interests in the Company to the Members or other Persons and to admit such other Persons to the Company as Additional Members pursuant to Section 9.5. The Board shall, subject to the consent of the Members provided in Section 5.2, determine the consideration for and the terms and conditions with respect to any future issuance of interests in the Company.

(b) The Company shall not issue any interests in the Company unless it first delivers to each Member (each such Person being referred to in this Section 9.1 as a "Buyer") a written notice (the "Notice of Proposed Issuance") specifying the type and amount of such interests that the Company then intends to issue (the "Offered Interests"), all of the material terms, including the price (which shall be a cash price) upon which the Company proposes to issue the Offered Interests and stating that the Buyers shall have the right to purchase the Offered Interests in the manner specified in this Section 9.1 for the same price per share and in accordance with the same terms and conditions specified in such Notice of Proposed Issuance.

(c) During the ten (10) consecutive day period commencing on the date the Company delivers to all of the Buyers the Notice of Proposed Issuance (the "Ten Day Period"), the Buyers shall have the option to purchase up to all of the Offered Interests at the same price and upon the same terms and conditions specified in the Notice of Proposed Issuance. Each Buyer electing to purchase Offered Interests must give written notice of its election to the Company prior to the expiration of the Ten Day Period.

(d) Each Buyer shall have the right to purchase up to that percentage of the Offered Interests equal to the Percentage Interest then held by such Buyer. The amount of such Offered Interests that each Buyer is entitled to purchase under this Section 9.1 shall be referred to as its "Proportionate Share."

(e) Each Buyer shall have a right of oversubscription such that if any other Buyer fails to elect to purchase his or its full Proportionate Share of the Offered Interests, the other Buyer(s) shall, among them, have the right to purchase up to the balance of such Offered Interests not so purchased. The Buyers may exercise such right of oversubscription by electing to purchase more than their Proportionate Share of the Offered Interests by so indicating in their written notice given during the Ten Day Period. If, as a result thereof, such oversubscription elections exceed the total number of the Offered Interests available in respect to such oversubscription privilege, the oversubscribing Buyers shall be cut back with respect to oversubscriptions on a pro rata basis in accordance with their respective Proportionate Share or as they may otherwise agree among themselves.

(f) If all of the Offered Interests have not been purchased by the Buyers pursuant to the foregoing provisions, then the Company shall have the right, until the expiration of one hundred eighty (180) consecutive days commencing on the first day immediately following the expiration of the Ten Day Period, to issue the Offered Interests not purchased by the Buyers at not less than, and on terms no more favorable in any material respect to the purchaser(s) thereof than, the price and terms specified in the Notice of Proposed Issuance. If such remaining Offered Interests are not issued within such period and at such price and on such terms, the right to issue in accordance with the Notice of Proposed Issuance shall expire and the provisions of this Agreement shall continue to be applicable to the Offered Interests.

(g) Notwithstanding the foregoing, the rights described in this Section 9.1 shall not apply with respect to the issuance of Excluded Securities.

Section 9.2 Transfers. Except as set forth in Sections 9.2(c) and (d) or in the Investment Agreement, no Member shall be permitted to transfer any of its Membership Interests to any Person without the consent of the other Members until either the Investor Option Closing has occurred or the Investor Option lapses in accordance with its terms or is irrevocably waived by all of the Investors("Restriction Termination Date"). Following the Restriction Termination Date, a Member may not assign or transfer all or any part of its Membership Interest to any Person, except in compliance with the following:

(a) Right of First Refusal. In the event that after the Restriction Termination Date, a Member proposes to transfer all or a portion of its interest in the Company to any third party, other than in accordance with Section 9.2(c) or (d), pursuant to a bona fide offer (a "Selling Member"), such Selling Member will provide notice of such proposed transfer (including the identity of the proposed purchaser of such interest and the proposed terms thereof) (the "Transfer Notice"), at least fifteen (15) Business Days prior to the proposed transfer, to each other Member, whereupon each other Member shall have the right to purchase, at the same price and upon the same terms and conditions set forth in the Transfer Notice, a pro rata portion of such interest based upon such Member's portion of the Percentage Interests held by all Members other than the Selling Member. The purchase price shall be payable in cash. In the event that the Transfer Notice specifies the payment of consideration other than cash, the purchase price for purposes of this Section 9.2(a) shall be the cash equivalent of such consideration, determined by the Board in good faith. The Transfer Notice shall constitute an irrevocable offer by the Selling Member to sell to the other Members such interests at the price and on the terms as contained in such Transfer Notice. Each Member desiring to participate in such purchase shall provide the Selling Member and each other Member notice of its agreement to participate (the "Participation Notice") within ten (10) Business Days of receipt of the Transfer Notice specifying such participation and whether and the extent to which such Member wishes to acquire any remaining, unallocated portion of the proposed transfer (the "Unallocated Portion"). In the event that one or more of the other Members does not provide a timely Participation Notice, the Unallocated Portion shall be allocated in pro rata proportion to the Percentage Interest held by each of the Members who submits a Participation Notice to the extent of such Member's indicated willingness to acquire any Unallocated Portion as provided in such Members' Participation Notice. The Participation Notice shall be deemed to be an irrevocable commitment to purchase from the Selling Member at the price on the terms as contained in the Transfer Notice the amount of the interests that such Member specifies in the Participation Notice. In the event that the Members are not willing to purchase all of the interests offered pursuant to the Transfer Notice and the amount of interests which the Selling Member has offered to sell pursuant to the Transfer Notice less the amount of interests the Members are willing to accept, is less than the minimum amount of interests which the offeror is willing to purchase pursuant to the bona fide offer described in the Transfer Notice, then the Members shall be deemed to have rejected the offer contained in the Transfer Notice in its entirety. In the event that the Members shall have accepted all or part of the interests offered pursuant to the Transfer Notice (and shall not have been deemed to have rejected the offer in its entirety as described in the immediately preceding sentence), then the Selling Member shall sell to such Members such interests as have been accepted by such Members as specified in such Member's Participation Notice on the terms contained in the Transfer Notice. Any interests not sold to the Members pursuant to the preceding sentence may be sold to a third party, including the original offeror, at a price not lower than, and on such other terms and conditions not more favorable to such third party than, those contained in the original Transfer Notice, at any time within 180 days after the expiration of the offer required by this Section 9.2(a). In the event the interests are not transferred by the Selling Member on such terms during such 180-day period, the restrictions of this Section 9.2(a) shall again become applicable to any transfer of interests by the Selling Member.

(b) Tag Along Rights.

     (i) General. No Selling Member may transfer (other than pursuant to Section 9.2(c) or 9.2(d)) to any Person Membership Interests held by such Selling Member, unless the terms and conditions of such transfer shall include an offer by the third party transferee to the other Members (each, a "Tag Along Participant"), at a price calculated using methodology substantially similar to the methodology used to calculate the price of the Selling Member's Membership Interest taking into account the relative capital accounts and distribution rights of the Tag Along Participants (the "Tag Along Price") and on the same terms and conditions as the Selling Member has agreed to sell its Membership Interest, to include in the transfer to the third party transferee a portion of Membership Interests determined in accordance with this Section 9.2(b).

     (ii) Obligation of Transferee to Purchase. The transferee of the Selling Member shall purchase from each Tag Along Participant the portion of such Tag Along Participant's Membership Interest that such Tag Along Participant desires to sell, provided that such portion does not exceed the Maximum Tag Along Portion (as defined below) and, if such portion exceeds the Maximum Tag Along Portion, the transferee shall purchase only the Maximum Tag Along Portion. For purposes hereof, the term "Maximum Tag Along Portion" means a portion of a Tag Along Participant's Membership Interest the price of which (based on the Tag Along Price of such Membership Interest) equals the total original price proposed to be paid by the transferee for the Selling
     Member's Membership Interest multiplied by a fraction, the numerator of which is the Tag Along Price of such portion which such Tag Along Participant desires to include in such sale and the denominator of which is the aggregate Tag Along Price of the Membership Interests that the Selling Member and each Tag Along Participant desire to include in such sale.

     (iii) Notice. In the event the Selling Member proposes to transfer any Membership Interest in a transaction subject to this Section, it shall notify, or cause to be notified, in writing, each Tag Along Participant of each such proposed transfer. Such notice (the "Sale Notice") shall be given not more than 60 nor less than 20 calendar days prior to the proposed sale date and set forth: (i) the name of the transferee and the Membership Interest proposed to be transferred, (ii) the proposed amount and form of consideration and terms and conditions of payment offered by the transferee (the "Transferee Terms"), (iii) that the transferee has been informed of the "tag along right" provided for in this Section, and has agreed to purchase Membership Interests from each Tag Along Participant in accordance with the terms hereof, and (iv) the proposed sale date.

     (iv) Exercise. The tag-along right may be exercised by each Tag-Along Participant by delivery of a written notice to the Selling Member (the "Tag Along Notice") within 15 calendar days following receipt of the Sale Notice. The Tag Along Notice shall state the portion of a Membership Interest that such Tag Along Participant wishes to include in such transfer to the transferee. Upon the giving of a Tag Along Notice, such Tag Along Participant shall be entitled and obligated to sell the portion of its Membership Interest set forth in the Tag Along Notice, to the transferee on the Transferee Terms; provided, however, the Selling Member shall not consummate the sale of any Membership Interest offered by it if the transferee does not purchase all Membership Interests which each Tag Along Participant is entitled and desires to sell pursuant hereto. After expiration of the 15 calendar-day period referred to above, if the provisions of this Section have been complied with in all respects, the Selling Member and each Tag Along Participant that delivered a Tag Along Notice shall transfer the Membership Interests determined in accordance with Section 9.2(b)(ii) to the transferee on the Transferee Terms on the sale date proposed in the Sale Notice (or such other date within sixty (60) days of such proposed sale date as may be agreed among the participants in such transfer).

     (v) Several Liability. Anything to the contrary contained herein notwithstanding, the Selling Member agrees to use its reasonable good faith efforts to seek to ensure that the applicable Transferee Terms provide for several, and not joint, liability, with respect to the indemnification and comparable obligations contained within such Transferee Terms.

(c) Subject to Sections 9.2(e), (f) and (g), a Member may at any time and from time to time (i) transfer all or part of such Member's Membership Interest to any of such Member's Family Members, (ii) transfer all or part of its Membership Interest to its members, partners, shareholders or other equity holders, as the case may be ("Distributee"), or (iii) transfer all or part of such Member's Membership Interest to a wholly-owned subsidiary of such Member; provided, that such Member and subsidiary agree with the Company in writing that such subsidiary shall transfer such Membership Interest back to such Member immediately upon such subsidiary ceasing to be wholly-owned by such Member. A Member may at any time and from time to time pledge or hypothecate, in connection with its bona fide financing arrangements (including, in the case of Motient, under its current guaranteed bank facilities), its Membership Interest, provided, that upon foreclosure or other execution of the pledge or hypothecation, any assignment or transfer shall be subject to Sections 9.2(e),
(f) and (g). Subject to Sections 9.2(e), (f) and (g), an Investor may at any time and from time to time transfer all or part of its Membership Interest to another Investor.

(d) Motient shall have the right subject to Sections 9.2(a), (e), (f), and (g), to assign or transfer its interest in the Company to any Person owning 10% or more of the outstanding common stock of Motient.

(e) In addition to any other requirements of this Agreement relating to a transfer of Membership Interests, no Membership Interest shall be transferred or assigned unless the transferee (i) executes an instrument satisfactory to the Board accepting all of the terms and conditions relating to a Member set forth in this Agreement, (ii) pays any reasonable expenses of the Company incurred in connection with such transfer or assignment (including, without limitation, attorney's fees) and (iii) is either an "accredited investor" (as defined in Rule 501 promulgated under the Securities Act of 1933, as amended (the "Securities Act")) or provides an opinion of counsel reasonably acceptable to the Company that the transfer will not require registration under the Securities Act.

(f) Notwithstanding any other provisions of this Agreement to the contrary, the Board may prohibit any proposed transfer if, in the reasonable determination of the Board, such transfer would (i) result in the close of the Company's taxable year with respect to all Members, in the termination of the Company within the meaning of Section 708(b) of the Code or in the termination of its status as a partnership under the Code, (ii) cause the Company to be in violation of any applicable state or Federal securities laws or (iii) result in an interest in the Company being held by a Person whose participation in the ownership of the Company would be detrimental to the Company.

(g) To the extent that any regulatory approval, notification or other submission or procedure is required or customarily provided in connection with the exercise of any right or obligations as set forth in this Agreement with respect to the transfer or assignment of interests in the Company (including, but not limited to, FCC approvals (if required), Hart-Scott-Rodino filings and applicable securities laws), such transfer or assignment pursuant to this Agreement will be delayed and will only take place after such approval, notification or other submission or procedure has been obtained, submitted or completed.

(h) Any transfer of Membership Interests hereunder shall be deemed to include a proportional transfer of the transferor's Units and Capital Account and the transferee shall be deemed to have received all prior allocations and distributions with respect to the transferred Capital Account for purposes of Articles VII and VIII.

(i) Notwithstanding any other provision of this Agreement, (1) upon any transfer of Investor Units and Membership Interest by an Investor to Motient or any Affiliate thereof or (2) if any Investor Units otherwise become held by Motient or any Affiliate thereof, except with the prior written consent of the Investors other than the transferring Investor, none of Motient or any Affiliate thereof shall be deemed to be an Investor or shall be entitled to vote as an Investor and the Investor Units so acquired or held shall automatically convert into the number of Common Units which at the time of such conversion equals the Percentage Interest represented by the Investor Units so acquired.

Section 9.3 Admission of Substituted Members.

(a) An assignee or transferee of an interest in the Company shall not be admitted to the Company as a substituted Member until (i) such assignee or transferee and transferring Member has complied with all of the conditions and procedures set forth in Section 9.2 and (ii) payment of any reasonable expenses of the Company incurred in connection with such admission (including, without limitation, attorney's fees). Such assignee or transferee shall automatically be admitted to the Company as a Member following satisfaction of the provisions of this Section 9.3(a).

(b) A Person who acquires any interests of a Member pursuant to Section 9.2 but who is not admitted as a substituted Member pursuant to Section 9.3(a) shall be entitled only to allocations and distributions with respect to such acquired interests in accordance with this Agreement, but shall have no right to any information or accounting of the affairs of the Company, shall not be entitled to inspect the books or records of the Company and shall not have any rights of a Member under the Delaware Act or this Agreement.

(c) A transferor of interests shall remain a Member of the Company with respect to such transferred interests until such time, if ever, as the transferee of such interests is admitted as a substituted Member in accordance with this Agreement.

Section 9.4 Admission of Additional Members. A Person (other than a current Member) who purchases from the Company interests issued pursuant to Section 9.1 shall be admitted to the Company as an Additional Member upon furnishing to the Company (a) a subscription agreement, in form satisfactory to the Board, which agreement shall include an acceptance by such Person of all the terms and conditions of this Agreement, and (b) such other documents as the Board deems necessary or advisable. Such admission shall become effective on the date that the Board determines that such conditions have been satisfied.

Section 9.5 Conversion; Drag Along Rights.

(a) At any time prior to the Investor Option Closing, upon the consent of Motient and Investors holding a majority of the Percentage Interests held by all Investors, and at any time after the Investor Option Closing, upon the approval of the Board, the Company shall be converted into corporate form ("Newco") by merger, statutory conversion or any other method set forth in such consent (the "Conversion"). If the Conversion is in connection with an initial public offering of the Company's (or its successor's) securities, the outstanding interests in the Company shall be converted into common stock of Newco in accordance with the Percentage Interests represented by such Membership Interests, and each holder of such interests shall take such steps as may be reasonably requested by the Company in connection therewith, whereupon the rights and obligations of the Members hereunder, including, without limitation,
Section 5.2 and Article 6, shall cease and have no further force and effect. If a Conversion is approved for any purpose other than in connection with an initial public offering of the Company's (or its successor's) securities, (i) the respective outstanding interests of the Company shall be converted into securities of Newco which track, as closely as practicable, the economic, voting and other rights represented by such outstanding interests immediately prior to the Conversion and (ii) the holders of such interests shall enter into a shareholders agreement and such other agreements and the organizational documents of Newco will contain such provisions as may be necessary, to allow Newco to mimic, as closely as practicable, the governance and other operating provisions of this Agreement, including, without limitation, an agreement by all shareholders holding stock with special voting, economic or other rights to convert such stock into common stock immediately prior to the initial public offering of Newco securities on a basis similar to that contemplated by the second sentence of this Section 9.5(a). To the extent permitted by applicable law (including without limitation, Section 18-209 of the Delaware Act), the consents of Members or the Board, as the case may be, required by the first sentence of this Section 9.5(a) shall be the only consents of Members necessary for the Company to effect a Conversion and no other class votes or consents of Members shall be required in connection therewith.

(b) At any time after the Investor Option Closing, if Investors holding a majority of the Percentage Interests held by all Investors determine to transfer or exchange (in a merger, business combination or otherwise) in one or a series of related bona fide arm's-length transactions (collectively, the "Drag-Along Transaction") to an unrelated and unaffiliated third party all of the Membership Interests held by such Investors, then, upon thirty (30) days' written notice to the other Members and the Company (the "Drag-Along Notice"), which notice shall include reasonable details of the proposed transaction, including the consideration to be received by the Members, each other Member and holder of interests in the Company shall be obligated to, and shall sell, transfer and deliver, or cause to be sold, transferred and delivered, to such third party, all of its interests in the Company in the same transaction at the closing thereof (and will deliver such interests free and clear of all liens, claims, or encumbrances except this Agreement) (or shall vote in favor of or consent to any transaction requiring the vote or consent of Members), and shall otherwise cooperate in the consummation of such transaction, and the consideration to be paid to the Members shall either (x) take into account the relative capital accounts and distribution rights of such Members or (y) be based solely on the respective Percentage Interests held by such Members; provided, that, unless the consideration to be received by the Members is based solely on the respective Percentage Interests held by such Members, (i) until the second anniversary of the date of the Investor Option Closing, the consent of Members holding a majority of the Common Units shall be required with respect to any Drag Along Transaction in which the value of the aggregate consideration to be paid to the Investors for their interests in the Company is less than an amount equal to twice the sum of such Investors' aggregate Capital Contributions and (ii) after the second anniversary of the date of the Investor Option Closing, Motient shall have thirty (30) days from receipt of the Drag Along Notice to make, or cause a third party to make, a bona fide offer that is no less favorable to the Investors and the other Members than the terms, conditions and consideration of the Drag Along Transaction described in the Drag Along Notice and which will be consummated within thirty (30) days after such offer is made.

Section 9.6 Company Registration Rights. Upon an Initial Public Offering, the Company shall grant to each of the Members customary registration rights in the securities of the Company commensurate with such Member's Percentage Interest, provided, that such rights shall not be exercisable in connection with the Initial Public Offering itself.


ARTICLE X

                                BOOKS AND RECORDS

Section 10.1 Books, Records and Financial Statements.

(a) At all times during the continuance of the Company, the Company shall maintain separate books of account for the Company that shall show a true and accurate record of all costs and expenses incurred, all charges made, all credits made and received and all income derived in connection with the operation of the Company business, in accordance with generally accepted accounting principles consistently applied to the extent not inconsistent with this Agreement. Such books of account, together with a copy of this Agreement and of the Certificate of Formation, shall at all times be maintained at the principal place of business of the Company (or at the place of business of the Person to whom the duty to maintain these books has been delegated in accordance herewith and identified in writing to the Members) and shall be open to inspection and examination at reasonable times by each Member and its duly authorized representative for any purpose reasonably related to such Member's interest as a member of the Company.

(b) The Board shall prepare and maintain, or cause to be prepared and maintained, the books of account of the Company. The following financial information, which shall be certified to by an independent certified public accountant, shall be transmitted by the Company to each Member within four (4) months after the close of each Fiscal Year:

     (i) balance sheet of the Company as of the beginning and close of such Fiscal Year;

     (ii) statement of Company profits and losses for such Fiscal Year;

     (iii) statement of such Member's Capital Account as of the close of such Fiscal Year, and changes therein during such Fiscal Year; and

     (iv) statement indicating such Member's share of each item of Company income, gain, loss, deduction or credit for such Fiscal Year for income tax purposes.

(c) Within three (3) months after the close of each Fiscal Year, the Company shall send to each Member a Form K-1 tax statement or any successor form thereto.

(d) The Board shall prepare, or cause to be prepared, such other statements as it deems necessary or advisable.

Section 10.2 Accounting Method. For both financial and tax reporting purposes and for purposes of determining profits and losses, the books and records of the Company shall be kept on the accrual method of accounting applied in a consistent manner and shall reflect all Company transactions and be appropriate for the Company's business.

Section 10.3 Audit. The financial statements of the Company shall be audited at the end of each Fiscal Year by an independent certified public accountant selected by the Board, with such audit to be accompanied by a report of such accountant containing its opinion. The cost of such audits will be an expense of the Company. A copy of any such audited financial statements and accountant's report will be made available for inspection by the Members.


ARTICLE XI

                                   TAX MATTERS

Section 11.1 Tax Matters Partner. Motient is hereby designated as the initial "Tax Matters Partner" of the Company for purposes of Section 6231(a)(7) of the Code and shall have the power to manage and control, on behalf of the Company, any tax audit or administrative proceeding at the Company level with the Internal Revenue Service relating to the determination of any item of Company income, gain, loss, deduction or credit for federal income tax purposes; provided, however, that the Tax Matters Partner shall not settle any tax audit or administrative proceeding without the consent of the affected Members. The Tax Matters Partner shall be fully indemnified by the Company for all expenses incurred by the Tax Matters Partner with respect to any such tax audit or administrative proceeding. The Tax Matters Partner may be replaced by the Board.

Section 11.2 Section 754 Election. Upon the reasonable request of any Member, the Tax Matters Partner, shall make or revoke an election on behalf of the Company, in accordance with Section 754 of the Code, so as to adjust the basis of Company property in the case of a distribution of property within the meaning of Section 734 of the Code, and in the case of a transfer of a Company interest within the meaning of Section 743 of the Code. Each Member shall, upon request of the Tax Matters Partner, supply the information necessary to give effect to such an election.

Section 11.3 Taxation as Partnership. The Members intend that the Company will be treated as a partnership for U.S. federal income tax purposes and, to the extent permitted under applicable law, all other income tax purposes.


ARTICLE XII

                   LIABILITY, EXCULPATION AND INDEMNIFICATION

Section 12.1 Liability.

(a) Except as otherwise provided by the Delaware Act, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company, and no Covered Person shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Covered Person.

(b) Except as otherwise expressly required by law, a Member, in its capacity as Member, shall have no liability in excess of (a) the amount of its Capital Contributions, (b) its share of any assets and undistributed profits of the Company, (c) its obligation to make other payments expressly provided for in this Agreement, and (d) the amount of any distributions wrongfully distributed to it.

Section 12.2 Exculpation.

(a) No Covered Person shall be liable to the Company or any other Covered Person for any loss, damage or claim incurred by reason of any act or omission performed, or omitted to be performed, by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, except that a Covered Person shall be liable for any such loss, damage or claim incurred by reason of such Covered Person's willful misconduct, fraud, gross negligence or breach of this Agreement.

(b) A Covered Person shall be fully protected in relying in good faith upon the records of the Company and upon such information, opinions, reports or statements presented to the Company by any Person as to matters the Covered Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which distributions to Members might properly be paid.

Section 12.3 Indemnification.

(a) To the fullest extent permitted by applicable law, each Covered Person shall be entitled to indemnification from the Company for any loss, damage, claim or liability incurred by such Covered Person by reason of any act or omission performed, or omitted to be performed, by such Covered Person in good faith on behalf of the Company and in a manner reasonably believed to be within the scope of authority conferred on such Covered Person by this Agreement, except that no Covered Person shall be entitled to be indemnified in respect of any loss, damage, claim or liability incurred by such Covered Person by reason of willful misconduct, fraud, gross negligence or breach of this Agreement with respect to such acts or omissions; provided, however, that any indemnity under this Section
12.3 shall be provided out of and to the extent of Company assets only, and no Covered Person shall have any personal liability on account thereof.

(b) If any claim shall be asserted against a Covered Person, in respect of which such Covered Person proposes to demand indemnification under this Section 12.3 from the Company, such Covered Person shall notify the Company to that effect with reasonable promptness after such assertion, and the Company shall have the right to assume the entire control of the defense or settlement of any such claim, through its own attorneys and at its expense, and in connection therewith, such Covered Person shall cooperate fully to make available to the Company all information under its control relating thereto.

(c) All rights to indemnification provided herein shall survive the termination of this Agreement and the withdrawal, removal or insolvency of any Member; provided, that a claim for indemnification hereunder is made by or on behalf of the Covered Person seeking such indemnification prior to the time distribution in liquidation of the assets of the Company is made pursuant to Article XIV.

(d) The Board and the Company may enter into indemnity contracts with Covered Persons and adopt written procedures pursuant to which arrangements are made for the advancement of expenses and the funding of obligations under Section 12.4 and containing such other procedures regarding indemnification as are appropriate.

Section 12.4 Expenses. To the fullest extent permitted by applicable law, expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding shall, from time to time, be advanced by the Company prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Company of an undertaking by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in Section 12.3 hereof.

Section 12.5 Insurance. The Company may purchase and maintain insurance, to the extent and in such amounts as the Board shall deem advisable, on behalf of Covered Persons and such other Persons as the Board shall determine, against any liability that may be asserted against or expenses that may be incurred by any such Person in connection with the activities of the Company or such indemnities, regardless of whether the Company would have the power to indemnify such Person against such liability under the provisions of this Agreement.

Section 12.6 Outside Businesses. The parties acknowledge that Covered Persons have and may in the future have investments in other businesses that may be similar to or competitive with the Company (collectively, "Competing Businesses") independent of their investments in the Company. By virtue of its rights under this Section or by having individuals designated by it serving on the Board, no Covered Person shall have any obligation to the Company to refrain from making investments in Competing Businesses, or otherwise engaging in any commercial activity; and neither the Company nor any other Covered Person shall have any right with respect to any such investments or activities undertaken by such Covered Person. Without limitation of the foregoing, each Covered Person may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Company, and the Company and the other Covered Persons shall have no rights or expectancy by virtue of such Covered Person's relationships with the Company, this Agreement or otherwise in and to such independent ventures or the income or profits derived therefrom; and the pursuit of any such venture, even if such investment is in a Competing Business, shall not be deemed wrongful or improper. No Covered Person shall be obligated to present any particular investment opportunity to the Company even if such opportunity is of a character that, if presented to the Company, could be pursued by the Company, and Covered Persons shall continue to have the right to take for their own respective account or to recommend to others any such particular investment opportunity. The provisions of this Section 12.6 shall in no way limit or eliminate Covered Persons' duties, responsibilities and obligations with respect to any proprietary information of the Company, including any applicable duty not to disclose or use such proprietary information improperly or obtain therefrom an improper personal benefit.


ARTICLE XIII

                    DISSOLUTION, LIQUIDATION AND TERMINATION

Section 13.1 Dissolution. The Company shall be dissolved and its affairs shall be wound up upon the first to occur of any of the following:

(a)      the unanimous consent of the Members; or

(b)      the consent of the Members in accordance with Section 5.2; or

(c) the consent of the Required Investor Majority upon the occurrence of any of the following events: (i) the lapse, termination, or non-renewal of any of Services licenses in effect with the Federal Communications Commission such that it is commercially unreasonable to continue the business of Services as currently conducted, or (ii) a full or partial but material casualty event to the Satellite (as defined in the Asset Sale Agreement), or (iii) a transaction of the type contemplated by Section 8.9 of the Asset Sale Agreement, or (iv) the Bankruptcy of Motient or Services or (v) a breach by Motient or Services under the Investment Agreement or any of the Ancillary Agreements which is not cured within the specified grace or cure period; or

(d) the entry of a decree of judicial dissolution under Section 18-802 of the Delaware Act.

Section 13.2 Notice of Dissolution. Upon the dissolution of the Company, the Board shall promptly notify the Members of such dissolution.

Section 13.3 Liquidation. Upon dissolution of the Company, the Board or, if such dissolution has occurred in accordance with Section 13.1(c), the Required Investor Majority shall appoint a liquidating trustee who shall immediately commence to wind up the Company's affairs; provided, however, that a reasonable time shall be allowed for the orderly liquidation of the assets of the Company and the satisfaction of liabilities to creditors so as to enable the Members to minimize the normal losses attendant upon a liquidation. The Members shall continue to share Profits and Losses during liquidation in the same proportions, as specified in Article VII hereof, as before liquidation. The proceeds of liquidation shall be distributed, as realized, in the following descending order of priority to the extent permitted under applicable law:

     (i) First, to creditors of the Company, including Members, in the order provided by law and

     (ii)  Thereafter,  to the  Members in  accordance  with the  provisions  of
     Article 8 hereof; provided, however, that in the event of a dissolution of the Company in accordance with Section 13.1(c) hereof and at the election of the Investors, all or a portion of the amounts distributable to the Members pursuant to Article 8 hereof shall be paid in kind with the IP Assets. Amounts otherwise distributable to the Members pursuant to Article 8 hereof shall be reduced by the fair market value of the IP Assets as agreed to by the Members and if such agreement cannot be reached, the fair market value as determined by an independent appraisal.

Section 13.4 Termination. The Company shall terminate when all of the assets of the Company have been distributed in the manner provided for in this Article XIV, and the Certificate of Formation shall have been canceled in the manner required by the Delaware Act.

Section 13.5 Claims of the Members. The Members and former Members shall look solely to the Company's assets for the return of their Capital Contributions, and if the assets of the Company remaining after payment of or due provision for all debts, liabilities and obligations of the Company are insufficient to return such Capital Contributions, the Members and former Members shall have no recourse against the Company or any other Member.


ARTICLE XIV

                                   AMENDMENTS

Section 14.1 Amendments. Any amendments to this Agreement shall be adopted and be effective as an amendment hereto (a) prior to the Investor Option Closing, only if approved by Motient and the Required Investor Majority and (b) following the Investor Option Closing, only if approved by the Required Investor Majority and, if such amendment would adversely effect the particular rights and interests of Motient disproportionately to the adverse effects of such amendment on the rights and interests of other Members, Motient; provided, however, that no provision of this Agreement which establishes a class vote and/or minimum Percentage Interest required to take any action shall be amended in any respect which would reduce such voting requirement, unless such amendment is approved by such class(es) and/or Members holding at least the Percentage Interest that would have been required to take the action permitted to be taken under the provision to be amended.


ARTICLE XV

                                  MISCELLANEOUS

Section 15.1 Further Assurances. The Members shall cooperate with each other and the Company and shall promptly execute, acknowledge and deliver any assurances, approvals or documents reasonably requested by a Member that is necessary for the requesting Member or the Company to satisfy its obligations hereunder or obtain the benefits contemplated hereby.

Section 15.2 Notices. All notices provided for in this Agreement shall be in writing, duly signed by the party giving such notice, and shall be delivered personally, sent by a nationally recognized overnight courier, telecopied or mailed by registered or certified mail, as follows:

(a) If given to the Company, at the Company's mailing address set forth below:

                           Motient Satellite Ventures LLC
                           10802 Parkridge Boulevard
                           Reston, Virginia  20191-5416
                           Fax:  (703) 758-6134
                           Attention:       Randy S. Segal, Esq.

                           with a copy to:

                           Motient Satellite Ventures LLC
                           211 North Union Street, Suite 300
                           Alexandria, Virginia  22314
                           Fax:  (703) 706-3801
                           Attention:       Hal Perkins, Esq.


                  with a copy to each Member as set forth in clause (b) below.

(b) If given to any Member, at the address set forth on Schedule I hereof (or as modified from time to time by a Member upon written notice to the Company).

                  Notices delivered personally to an addressee or sent by overnight courier shall be deemed to have been given upon such delivery. Notices sent by telecopier shall be deemed to have been given upon confirmation by telecopy answerback (provided that the sending of any such notice is followed promptly by the mailing of the original of such notice). Notices mailed by registered or certified mail shall be deemed to have been given upon the expiration of five (5) days after such notice has been deposited in the mail.

Section 15.3 Failure to Pursue Remedies. The failure of any party to seek redress for violation of, or to insist upon the strict performance of, any provision of this Agreement shall not prevent a subsequent act, which would have originally constituted a violation from having the effect of an original violation. No waiver of any breach of any of the terms of this Agreement shall be effective unless such waiver is in writing and signed by the Member against whom such waiver is claimed.

Section 15.4 Cumulative Remedies. The rights and remedies provided by this Agreement are cumulative and the use of any one right or remedy by any party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance or otherwise.

Section 15.5 Binding Effect. This Agreement shall be binding upon and inure to the benefit of all of the parties and, to the extent permitted by this Agreement, their successors, legal representatives and assigns.

Section 15.6 Severability. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

Section 15.7 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts shall be construed together and shall constitute one instrument.

Section 15.8 Integration. This Agreement and the Subscription Agreements constitute the entire agreement among the parties hereto pertaining to the subject matter hereof and thereof and supersede all prior agreements and understandings pertaining thereto.

Section 15.9 Governing Law. This Agreement and the rights of the parties hereunder shall be interpreted in accordance with the laws of the State of Delaware, and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                                      * * *

                            SEPARATE SIGNATURE PAGE
              FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY
                               AGREEMENT OF NEWCO

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     MOTIENT CORPORATION

                                     By:  /s/Gary M. Parsons
                                          Gary M. Parsons, Chairman

                            SEPARATE SIGNATURE PAGE
              FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY
                               AGREEMENT OF NEWCO

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                      TELCOM SATELLITE VENTURES INC.

                                      By:  /s/Rahul Prakash
                                           Name:  Rahul Prakash
                                           Title: President

                            SEPARATE SIGNATURE PAGE
              FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY
                               AGREEMENT OF NEWCO

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                     COLUMBIA SPACE (QP), INC.

                                      By:  /s/James B. Fleming
                                           Name:  James B. Fleming
                                           Title: Managing Member


                                     COLUMBIA SPACE (AI), INC.

                                      By:  /s/James B. Fleming
                                           Name:  James B. Fleming
                                           Title: Managing Member

                                     COLUMBIA SPACE PARTNERS, INC.

                                      By:  /s/James B. Fleming
                                           Name:  James B. Fleming
                                           Title: Managing Member

                            SEPARATE SIGNATURE PAGE
              FIRST AMENDED AND RESTATED LIMITED LIABILITY COMPANY
                               AGREEMENT OF NEWCO

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                      SPECTRUM SPACE EQUITY
                                      INVESTORS IV, INC.

                                      By:  /s/Kevin J. Maroni
                                           Name:  Kevin J. Maroni
                                           Title: Chairman and CEO

                                      SPECTRUM SPACE IV PARALLELL, INC.

                                      By:  /s/Kevin J. Maroni
                                           Name:  Kevin J. Maroni
                                           Title: Chairman and CEO

                                      SPECTRUM SPACE IV MANAGERS', INC.

                                      By:  /s/Kevin J. Maroni
                                           Name:  Kevin J. Maroni
                                           Title: Chairman and CEO

                                   SCHEDULE I

                              CAPITAL CONTRIBUTIONS

                                     MEMBERS


                                                                      Number/          Percentage          Capital
           Name                           Address                   Type of Units       Interest          Contributions
           ====                           =======                   =============      ===========        =============

Motient Corporation            10802 Parkridge Boulevard           80 Common Units          80%                $1.00
                               Reston, Virginia 20191-5416
                               Tel:  (703) 758-6130
                               Fax:  (703) 758-6134
                               Attention: Randy S. Segal,
                               Senior Vice President and
                               General Counsel
                               With a copy to:
                               Hogan & Hartson L.L.P.
                               8300 Greensboro Drive Suite 1100
                               McLean, Virginia  22102 Tel:
                               (703) 610-6123
                               Fax:  (703) 610-6200
                               Attention:  Richard K.A.
                               Becker, Esq.
=========================      ==================================  ===============     ===========        =============
Telcom Satellite Ventures      211 North Union Street              7.2 Investor             7.2%            $18,000,000
Inc.                           Suite 300                           Units
                               Alexandria, Virginia 22314
                               Attention:  Hal B. Perkins
                               Tel:    (703) 706-3800
                               Fax:    (703) 706-3801
=========================      ==================================  ===============     ===========        =============
Columbia Space (QP), Inc.      211 North Union Street              3.01282560          3.01282560%           $7,532,064
                               Suite 300                           Investor Units
                               Alexandria, Virginia 22314
                               Attention: James Fleming

                               Tel:    (703) 519-3000
                               Fax:    (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen Meredith,
                               Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120
=========================      ==================================  ===============     ===========        =============
Columbia Space (AI), Inc.      211 North Union Street              0.00097280          0.00097280%               $2,432
                               Suite 300                           Investor Units
                               Alexandria, Virginia 22314
                               Attention: James Fleming

                               Tel:    (703) 519-3000
                               Fax:   (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen Meredith,
                               Esq.
                               Tel:    (617) 951-2233
                               Fax:   (888) 325-9120

=========================      ==================================  ===============     ===========        =============

Columbia Space Partners, Inc.  211 North Union Street              3.3862016            3.3862016%           $8,465,504
                               Suite 300                           Investor Units
                               Alexandria, Virginia 22314
                               Attention: James Fleming

                               Tel:  (703) 519-3000
                               Fax:  (703) 519-3904
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:  (617) 951-2233
                               Fax:  (888) 325-9120

=========================      ==================================  ===============     ===========        =============
Spectrum Space Equity          One International Place
Investors IV, Inc.             29th Floor                          6.18048              6.18048%            $15,451,200
                               Boston, MA 82110                    Investor Units
                               Attention:  Kevin Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601
                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120

=========================      ==================================  ===============     ===========        =============

Spectrum Space IV Parallel,    One International Place           0.14464                0.14464%               $361,600
Inc.                           29th Floor                        Investor Units
                               Boston, MA 82110
                               Attention:  Kevin Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120

=========================      ==================================  ===============     ===========        =============

Spectrum Space IV Managers,    One International Place           0.07488                0.07488%               $187,200
Inc.                           29th Floor                        Investor Units
                               Boston, MA 82110
                               Attention: Kevin Maroni
                               Tel:    (617) 464-4600
                               Fax:   (617) 464-4601

                               with a copy to:
                               Edwards & Angell, LLP
                               101 Federal Street
                               Boston, MA 02100
                               Attention:  Stephen
                               Meredith, Esq.
                               Tel:   (617) 951-2233
                               Fax:  (888) 325-9120

=========================      ==================================  ===============     ===========        =============
